UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALLIANCEBERNSTEIN

GLOBAL REAL ESTATE INVESTMENT FUND II

ANNUAL REPORT

OCTOBER 31, 2014

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—December 9, 2014

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund II (the “Fund”) for the annual reporting period ended October 31, 2014.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificate, and collateralized mortgage obligations. The Fund may also invest in short-term investment grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures (including futures on individual securities and stock indexes) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index (net) for the six- and 12-month periods ended October 31, 2014. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes, as well as the Standard & Poor’s (“S&P”) 500 Index and the FTSE NAREIT Equity Real Estate Investment Trusts (“REIT”) Index.

The Fund outperformed its primary benchmark for both periods. During the 12-month period, sector selection detracted from returns, driven primarily by an overweight to the diversified sector. Stock selection within sector contributed to returns; the largest contributors were stock selection in the diversified and industrial/office sectors, which was only partially offset by negative stock selection in the residential sector. During the six-month period, sector selection detracted

(Portfolio Manager Commentary continued on next page)

2014 Annual Report	1

Portfolio Manager Commentary (continued)

from returns, driven primarily by an overweight to the diversified sector and an underweight to the specialty sector. Stock selection within sector contributed to returns; the largest contributors were stock selection in the diversified and lodging sectors, which was only partially offset by negative stock selection in the residential sector.

Derivatives in the form of currency forwards were utilized for hedging and investments purposes to implement currency management, which added to returns for both the six- and 12-month periods.

Market Review and Investment Strategy

Improving real estate fundamentals and still-low interest rates benefited real estate markets during the 12-month period ended October 31, 2014. The FTSE EPRA/NAREIT Developed Index (net) finished the 12-month period up 9.84%; the MSCI World Index rose 8.67% during the same period.

Global real estate stocks have been benefiting from several positive trends. For example, both debt and equity financing remain available at attractive prices. Also, real estate fundamentals are generally improving or remain stable across the globe. In Australia, the residential sector remains strong, buoyed by the ongoing recovery in home prices. In the UK, the London office market has been especially strong and the recovery in real estate values is now spreading to secondary markets. Elsewhere in Europe, demand for prime retail space remains strong and the sector is consolidating. In the U.S., most segments of the property market, including the residential, retail and lodging sectors, have performed well. The Senior Investment Management Team continues to find attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2	AllianceBernstein Global Real Estate Investment Fund II

Disclosures and Risks

Benchmark Disclosure

The FTSE® EPRA/NAREIT Developed RE Index, the MSCI World Index, the S&P 500® Index and the FTSE® NAREIT Equity REIT Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index is a free-float, market capitalization-weighted index that measures equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or

Disclosures & Risks continued on next page

2014 Annual Report	3

Disclosures and Risks (continued)

decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AllianceBernstein Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmark

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH OCTOBER 31, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AllianceBernstein Global Real Estate Investment Fund II Class I*	7.04%	10.45%	12.92%	7.17%
Primary benchmark: FTSE EPRA/NAREIT Developed RE Index (net)†	6.26%	9.84%	12.17%	7.38%
FTSE EPRA/NAREIT Developed RE Index (gross)	6.66%	10.66%	12.95%	8.06%
MSCI World Index	2.21%	8.67%	11.41%	6.93%
S&P 500 Index	8.22%	17.27%	16.69%	8.20%
FTSE NAREIT Equity REIT Index	10.55%	18.22%	19.28%	8.90%

*	There are no sales charges associated with an investment in the Fund. Total returns and average annual returns are therefore the same.

†	FTSE EPRA/NAREIT Developed RE Index (net) benchmark performance represents the time blend of FTSE EPRA/NAREIT Developed RE Index (gross) from inception to 2/28/2005 and FTSE EPRA/NAREIT Developed RE Index (net) from 3/1/2005 to present.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.65% for Class I shares.

Growth of a $2,000,000 Investment in the Fund

The chart shows the growth of $2,000,000 for the Fund and its benchmark, the FTSE EPRA/NAREIT Developed RE Index (net)‡, and the overall global stock market, as represented by the MSCI World Index from October 31, 2004 to October 31, 2014. The chart assumes the reinvestment of dividends and capital gains distributions.

‡	FTSE EPRA/NAREIT Developed RE Index (net) benchmark performance represents the time blend of FTSE EPRA/NAREIT Developed RE Index (gross) from 10/31/2004 to 2/28/2005 and FTSE EPRA/NAREIT Developed RE Index (net) from 3/1/2005 to 10/31/14.

See Disclosures, Risks and Note about Historical Performance on pages 3–4.

2014 Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MAY 1, 2014	ENDING ACCOUNT VALUE OCTOBER 31, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,070.40	$3.50	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6	AllianceBernstein Global Real Estate Investment Fund II

Portfolio Summary—October 31, 2014 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $403.5

Industry Breakdown*

Country Breakdown*

*	All data are as of October 31, 2014. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding collateral for securities loaned) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Austria, Belgium, Brazil, Finland, Ireland, Italy, Netherlands, Norway and Thailand.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2014 Annual Report	7

Portfolio Summary—October 31, 2014 (Unaudited) (continued)

Ten Largest Holdings *

October 31, 2014 (unaudited)

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$14,028,559	3.5%
Unibail-Rodamco SE	7,425,302	1.8
HCP, Inc.	6,810,513	1.7
Scentre Group	6,598,103	1.6
Mitsui Fudosan Co., Ltd.	6,497,617	1.6
British Land Co. PLC (The)	6,354,370	1.6
Associated Estates Realty Corp.	6,311,119	1.6
Mitsubishi Estate Co., Ltd.	6,266,789	1.5
STAG Industrial, Inc.	5,620,540	1.4
Sun Hung Kai Properties Ltd.	5,578,638	1.4
	$71,491,550	17.7%

*	Long-term investments.

8	AllianceBernstein Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

AllianceBernstein Global Real Estate Investment Fund II

October 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%
Equity: Other–33.0%
Diversified/Specialty–26.5%
Armada Hoffler Properties, Inc.	177,956	$1,669,227
British Land Co. PLC (The)	544,192	6,354,370
Buzzi Unicem SpA	108,120	1,462,966
CA Immobilien Anlagen AG(a)	190,410	3,652,169
Cheung Kong Holdings Ltd.	224,000	3,985,179
ClubCorp Holdings, Inc.	171,750	3,273,555
Cofinimmo SA	23,640	2,745,797
CSR Ltd.	633,740	1,939,643
East Japan Railway Co.	28,200	2,202,511
Fibra Uno Administracion SA de CV	691,670	2,400,717
Folkestone Education Trust	561,570	921,649
Fukuoka REIT Corp.	590	1,099,937
GPT Group (The)	616,520	2,240,972
Gramercy Property Trust, Inc.	640,653	4,004,081
Hemfosa Fastigheter AB(a)	132,813	2,203,055
Henderson Land Development Co., Ltd.	206,230	1,393,243
Home Depot, Inc. (The)	15,700	1,531,064
Kennedy Wilson Europe Real Estate PLC	229,745	3,822,241
Kennedy-Wilson Holdings, Inc.	149,780	4,057,540
Lend Lease Group	157,790	2,200,700
Merlin Properties Socimi SA(a)	465,500	5,512,576
Mitchells & Butlers PLC(a)	283,900	1,728,036
Mitsubishi Estate Co., Ltd.	246,000	6,266,789
Mitsui Fudosan Co., Ltd.	202,000	6,497,617
New World Development Co., Ltd.	865,624	1,090,330
Nomura Real Estate Master Fund, Inc.	598	722,980
Orix JREIT, Inc.	2,102	2,802,520
PLA Administradora Industrial S de RL de CV(a)	775,030	1,793,368
Regal Entertainment Group–Class A	199,060	4,409,179
Spirit Realty Capital, Inc.	121,159	1,441,792
Sumitomo Realty & Development Co., Ltd.	121,000	4,536,164
Sun Hung Kai Properties Ltd.	372,908	5,578,638
Supalai PCL	1,943,200	1,536,303
Taiheiyo Cement Corp.	268,000	983,280
Tokyu Fudosan Holdings Corp.	134,500	955,933
Top REIT, Inc.(b)	145	598,498
Vornado Realty Trust	15,700	1,718,836
Wharf Holdings Ltd. (The)	731,000	5,420,719

		106,754,174

Health Care–6.5%
Chartwell Retirement Residences	213,490	2,178,373
HCP, Inc.	154,890	6,810,513
LTC Properties, Inc.	84,347	3,537,513
Medical Properties Trust, Inc.	357,991	4,829,298
Omega Healthcare Investors, Inc.(b)	116,660	4,451,746
Ventas, Inc.	67,900	4,651,829

		26,459,272

		133,213,446

Company	Shares	U.S. $ Value

Retail–21.0%
Regional Mall–7.3%
Macerich Co. (The)	31,840	$2,244,720
Pennsylvania Real Estate Investment Trust	214,420	4,595,021
Simon Property Group, Inc.	78,280	14,028,559
Taubman Centers, Inc.	13,510	1,027,436
Washington Prime Group, Inc.	277,150	4,886,154
Westfield Corp.	365,327	2,567,150

		29,349,040

Shopping Center/Other Retail–13.7%
Aeon Mall Co., Ltd.	64,100	1,176,606
Citycon OYJ	347,190	1,124,865
DDR Corp.	205,270	3,723,598
Federation Centres	1,335,160	3,206,247
Hammerson PLC	246,190	2,418,568
Harvey Norman Holdings Ltd.(b)	296,600	997,399
Japan Retail Fund Investment Corp.	1,119	2,253,045
Kite Realty Group Trust	164,336	4,254,659
Klepierre	99,264	4,296,333
Link REIT (The)	232,360	1,367,915
Ramco-Gershenson Properties Trust	253,829	4,436,931
Regency Centers Corp.	30,140	1,829,498
Retail Opportunity Investments Corp.	286,773	4,685,871
RioCan Real Estate Investment Trust (Toronto)	50,365	1,186,452
Scentre Group(a)	2,068,411	6,598,103
Unibail-Rodamco SE	28,959	7,425,302
Vastned Retail NV	64,579	2,949,113
Weingarten Realty Investors	33,500	1,214,375

		55,144,880

		84,493,920

Residential–17.0%
Multi-Family–15.0%
Associated Estates Realty Corp.	323,150	6,311,119
AvalonBay Communities, Inc.	23,480	3,659,123
Barratt Developments PLC	295,370	1,985,588
China Overseas Land & Investment Ltd.	1,238,000	3,599,958
China Vanke Co., Ltd.–Class H(a)(b)	1,456,425	2,739,570
CIFI Holdings Group Co., Ltd.	7,262,000	1,348,011
Comforia Residential REIT, Inc.	685	1,275,994
Equity Residential	33,590	2,336,520
Essex Property Trust, Inc.	5,510	1,111,698
Even Construtora e Incorporadora SA	348,500	753,848
GAGFAH SA(a)	266,039	4,975,203
Irish Residential Properties REIT PLC(a)	898,500	1,210,402
Kaisa Group Holdings Ltd.(b)	4,266,000	1,579,871
Kenedix Residential Investment Corp.	491	1,286,505
KWG Property Holding Ltd.	2,645,500	1,837,013
LEG Immobilien AG(a)	54,143	3,742,067
Meritage Homes Corp.(a)	92,680	3,409,697
Mid-America Apartment Communities, Inc.	72,620	5,131,329
PulteGroup, Inc.	101,310	1,944,139
Stockland	1,327,325	4,962,571
Sun Communities, Inc.	65,438	3,793,441
Wing Tai Holdings Ltd.	1,035,000	1,442,105

		60,435,772

2014 Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value

Self Storage–1.0%
Public Storage	12,703	$2,341,671
Safestore Holdings PLC	548,940	1,826,530

		4,168,201

Single Family–1.0%
Fortune Brands Home & Security, Inc.	92,740	4,011,005

		68,614,978

Office–12.9%
Office–12.9%
Allied Properties Real Estate Investment Trust	86,928	2,743,471
Boston Properties, Inc.	28,904	3,663,582
Columbia Property Trust, Inc.	156,530	3,949,252
Cominar Real Estate Investment Trust	48,040	813,276
Cousins Properties, Inc.	79,874	1,039,161
Dream Office Real Estate Investment Trust	93,351	2,363,075
Entra ASA(a)(c)	193,234	2,134,328
Fabege AB	182,218	2,339,072
Hongkong Land Holdings Ltd.	760,000	5,300,177
Investa Office Fund	544,460	1,717,826
Japan Excellent, Inc.	2,270	3,011,817
Japan Prime Realty Investment Corp.	818	3,012,433
Japan Real Estate Investment Corp.	655	3,569,259
Kenedix Office Investment Corp.–Class A(b)	577	3,085,450
Kilroy Realty Corp.	25,030	1,695,532
NTT Urban Development Corp.	105,400	1,192,922
Parkway Properties, Inc./MD	217,297	4,356,805
SL Green Realty Corp.	32,161	3,721,028
Workspace Group PLC	224,460	2,357,287

		52,065,753

Lodging–8.9%
Lodging–8.9%
Ashford Hospitality Prime, Inc.	245,338	4,251,707
Ashford Hospitality Trust, Inc.	381,579	4,311,843
Chatham Lodging Trust	166,371	4,262,425
DiamondRock Hospitality Co.	347,600	4,988,060
FelCor Lodging Trust, Inc.	298,620	3,204,193
Hersha Hospitality Trust	630,500	4,596,345
Intrawest Resorts Holdings, Inc.(a)	92,110	980,050
Japan Hotel REIT Investment Corp.(b)	2,760	1,711,982
Pebblebrook Hotel Trust	45,330	1,931,058
Starwood Hotels & Resorts Worldwide, Inc.	50,060	3,837,600
Wyndham Worldwide Corp.	24,560	1,907,575

		35,982,838

Industrials–5.2%
Industrial Warehouse Distribution–4.7%
Granite Real Estate Investment Trust	113,130	$4,079,468
Hansteen Holdings PLC	812,910	1,378,437
Japan Logistics Fund, Inc.	636	1,429,105
Mapletree Industrial Trust	1,591,000	1,827,314
Mapletree Logistics Trust	2,331,374	2,134,439
Mexico Real Estate Management SA de CV(a)	646,790	1,178,667
ProLogis, Inc.	28,128	1,171,531
STAG Industrial, Inc.	230,350	5,620,540

		18,819,501

Mixed Office Industrial–0.5%
Goodman Group	437,520	2,136,057

		20,955,558

Financial:Other–0.8%
Financial:Other–0.8%
HFF, Inc.–Class A	107,060	3,370,249

Total Common Stocks (cost $345,640,625)		398,696,742

SHORT-TERM INVESTMENTS–0.3%
Investment Companies–0.3%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.07%(d)(e) (cost $1,008,938)	1,008,938	1,008,938

Total Investments Before Security Lending Collateral–99.1% (cost $346,649,563)		399,705,680

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.5%
Investment Companies–3.5%
AllianceBernstein Exchange Reserves– Class I, 0.07%(d)(e) (cost $14,215,644)	14,215,644	14,215,644

Total Investments—102.6% (cost $360,865,207)		413,921,324

Other assets less liabilities—(2.6)%		(10,442,788)

Net Assets—100.0%		$403,478,536

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	SEK	56,240	USD	8,009	11/14/14	$392,988
Barclays Bank PLC	CHF	3,344	USD	3,522	11/14/14	45,706
Barclays Bank PLC	JPY	1,075,875	USD	10,522	11/14/14	943,125

10	AllianceBernstein Global Real Estate Investment Fund II

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	14,237	JPY	1,499,933	11/14/14	$(882,447)
BNP Paribas SA	AUD	11,120	USD	10,340	11/14/14	561,072
BNP Paribas SA	USD	8,149	SEK	56,240	11/14/14	(532,998)
Citibank, NA	USD	3,644	CHF	3,344	11/14/14	(168,475)
Credit Suisse International	CAD	11,899	USD	10,866	11/14/14	311,338
Credit Suisse International	USD	2,480	EUR	1,951	11/14/14	(34,839)
Credit Suisse International	USD	3,846	GBP	2,371	11/14/14	(53,809)
Deutsche Bank AG	NOK	24,697	USD	3,849	11/14/14	188,366
Deutsche Bank AG	USD	1,496	CAD	1,668	11/14/14	(16,304)
Goldman Sachs Bank USA	AUD	13,387	USD	12,335	11/14/14	562,805
Goldman Sachs Bank USA	JPY	110,530	USD	1,087	11/14/14	103,000
Goldman Sachs Bank USA	USD	12,932	AUD	14,886	11/14/14	158,222
Goldman Sachs Bank USA	USD	8,587	NOK	53,611	11/14/14	(641,867)
Goldman Sachs Bank USA	USD	1,135	NZD	1,374	11/14/14	(65,492)
JPMorgan Chase Bank	GBP	2,397	USD	3,896	11/14/14	61,868
Morgan Stanley & Co., Inc.	EUR	7,264	USD	9,550	11/14/14	446,597
Morgan Stanley & Co., Inc.	USD	3,470	NZD	4,127	11/14/14	(255,771)
Royal Bank of Scotland PLC	NOK	26,917	USD	4,167	11/14/14	178,035
Royal Bank of Scotland PLC	SEK	24,253	USD	3,348	11/14/14	63,392
Standard Chartered Bank	USD	3,740	NZD	4,837	11/14/14	26,531
State Street Bank & Trust Co.	CAD	4,598	USD	4,180	11/14/14	101,861
State Street Bank & Trust Co.	GBP	4,253	USD	6,995	11/14/14	191,893
UBS AG	USD	1,173	CAD	1,303	11/14/14	(16,845)
UBS AG	USD	5,701	GBP	3,398	11/14/14	(265,654)
UBS AG	USD	3,988	NOK	24,869	11/14/14	(301,804)

						$1,100,494

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the market value of this security amounted to $2,134,328 or 0.5% of net assets.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2014 Annual Report	11

Statement of Assets and Liabilities—October 31, 2014

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $345,640,625)	$398,696,742 (a)
Affiliated issuers (cost $15,224,582—including investment of cash collateral for securities loaned of $14,215,644)	15,224,582
Foreign currencies, at value (cost $610,715)	602,903
Receivable for investment securities sold and foreign currency transactions	6,991,674
Unrealized appreciation on forward currency exchange contracts	4,336,799
Dividends and interest receivable	807,904
Receivable for capital stock sold	670,539

Total assets	427,331,143

LIABILITIES
Payable for collateral received on securities loaned	13,796,515
Payable for investment securities purchased and foreign currency transactions	5,647,691
Unrealized depreciation on forward currency exchange contracts	3,236,305
Collateral due to Securities Lending Agent	419,129
Payable for capital stock redeemed	358,481
Advisory fee payable	182,713
Administrative fee payable	17,404
Transfer Agent fee payable	3,154
Accrued expenses and other liabilities	191,215

Total liabilities	23,852,607

NET ASSETS	$403,478,536

Composition of Net Assets
Capital stock, at par	$37,459
Additional paid-in capital	705,227,251
Distributions in excess of net investment income	(1,925,718)
Accumulated net realized loss on investment and foreign currency transactions	(353,917,272)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	54,056,816

$403,478,536

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 37,458,575 capital shares outstanding)	$10.77

(a) Includes securities on loan with a value of $13,050,374 (see Note D).

See Notes to Financial Statements.

12	AllianceBernstein Global Real Estate Investment Fund II

Statement of Operations—year ended October 31, 2014

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $665,974)	$13,483,561
Affiliated issuers	9,529
Interest	441
Securities lending income	162,338

	13,655,869

Expenses
Advisory fee (see Note B)	2,284,213
Custodian	147,965
Audit and tax	75,740
Directors’ fees	58,786
Administrative	53,620
Transfer agency	38,237
Legal	37,765
Registration fees	29,171
Printing	28,442
Miscellaneous	33,863

Total expenses	2,787,802

Net investment income	10,868,067

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	39,493,562	(a)
Foreign currency transactions	177,030
Net change in unrealized appreciation/depreciation of:
Investments	(11,559,651	) (b)
Foreign currency denominated assets and liabilities	1,113,210

Net gain on investment and foreign currency transactions	29,224,151

Net increase in net assets from operations	$40,092,218

(a) Net of foreign capital gains taxes of $46,941.

(b) Net of increase in accrued foreign capital gains taxes of $19,549.

See Notes to Financial Statements.

2014 Annual Report	13

Statement of Changes in Net Assets

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

	YEAR ENDED 10/31/14	YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,868,067	$13,201,812
Net realized gain on investment and foreign currency transactions	39,670,592	94,227,883
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,446,441)	(26,604,901)

Net increase in net assets from operations	40,092,218	80,824,794

Dividends to Shareholders from
Net investment income	(24,010,989)	(35,682,550)
Capital Stock Transactions
Net decrease	(58,149,093)	(214,629,002)

Total decrease	(42,067,864)	(169,486,758)

NET ASSETS
Beginning of period	445,546,400	615,033,158

End of period (including distributions in excess of net investment income of ($1,925,718) and undistributed net investment income of $830,569, respectively)	$403,478,536	$445,546,400

See Notes to Financial Statements.

14	AllianceBernstein Global Real Estate Investment Fund II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

	CLASS I
	YEAR ENDED 10/31/14	YEAR ENDED 10/31/13	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10
Net asset value, beginning of period	$10.35	$9.59	$8.42	$9.04	$7.78

Income From Investment Operations
Net investment income (a)	.27	.25	.24	.18	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	1.15	1.24	(.34)	1.61

Net increase (decrease) in net asset value from operations	1.00	1.40	1.48	(.16)	1.83

Less: Dividends
Dividends from net investment income	(.58)	(.64)	(.31)	(.46)	(.57)

Net asset value, end of period	$10.77	$10.35	$9.59	$8.42	$9.04

Total Return
Total investment return based on net asset value (b)	10.45%	15.07%	18.04%	(1.87)%	24.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$403,479	$445,546	$615,033	$681,226	$883,101
Ratio to average net assets of:
Expenses	.67%	.65%	.63%	.62%	.62%	+
Net investment income	2.62%	2.49%	2.71%	2.02%	2.79%	+
Portfolio turnover rate.	78%	95%	101%	66%	62%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
+	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2014 Annual Report	15

Notes to Financial Statements

NOTE A	Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the “Company”), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end series investment company. The Company is comprised of one fund, AllianceBernstein Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources

16	AllianceBernstein Global Real Estate Investment Fund II

independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Equity: Other	$63,015,097	$70,198,349	$0	$133,213,446
Retail	48,113,274	36,380,646	0	84,493,920
Residential	37,840,522	30,774,456	0	68,614,978
Office	28,836,797	23,228,956	0	52,065,753
Lodging	34,270,856	1,711,982	0	35,982,838
Industrials	13,428,643	7,526,915	0	20,955,558
Financial:Other	3,370,249	0	0	3,370,249
Short-Term Investments	1,008,938	0	0	1,008,938
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	14,215,644	0	0	14,215,644
Total Investments in Securities	244,100,020	169,821,304+	0	413,921,324
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	4,336,799	0	4,336,799
Liabilities:
Forward Currency Exchange Contracts	0	(3,236,305)	0	(3,236,305)
Total^	$244,100,020	$170,921,798	$0	$415,021,818

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2014 Annual Report	17

Notes to Financial Statements (continued)

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

18	AllianceBernstein Global Real Estate Investment Fund II

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $53,620.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

MARKET VALUE OCTOBER 31, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE OCTOBER 31, 2014 (000)	DIVIDEND INCOME (000)
$260	$95,935	$95,186	$1,009	$1

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $892,234, of which $9,304 and $1,054, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$320,053,437	$387,748,713
U.S. government securities	0	0

2014 Annual Report	19

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$373,106,424

Gross unrealized appreciation	$60,174,822
Gross unrealized depreciation	(19,359,922)

Net unrealized appreciation	$40,814,900

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

20	AllianceBernstein Global Real Estate Investment Fund II

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$4,336,799	Unrealized depreciation on forward currency exchange contracts	$3,236,305
Total		$4,336,799		$3,236,305

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$337,058	$1,143,730
Total		$337,058	$1,143,730

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2014:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$60,877,840
Average principal amount of sale contracts	$60,668,493

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2014 Annual Report	21

Notes to Financial Statements (continued)

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of October 31, 2014:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$392,988	$0	$0	$0	$392,988
Barclays Bank PLC	988,831	(882,447)	0	0	106,384
BNP Paribas SA	561,072	(532,998)	0	0	28,074
Credit Suisse International	311,338	(88,648)	0	0	222,690
Deutsche Bank AG	188,366	(16,304)	0	0	172,062
Goldman Sachs Bank USA	824,027	(707,359)	0	0	116,668
JPMorgan Chase Bank, NA	61,868	0	0	0	61,868
Morgan Stanley & Co., Inc.	446,597	(255,771)	0	0	190,826
Royal Bank of Scotland PLC	241,427	0	0	0	241,427
Standard Chartered Bank	26,531	0	0	0	26,531
State Street Bank & Trust Co.	293,754	0	0	0	293,754
Total	$4,336,799	$(2,483,527)	$0	$0	$1,853,272	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$882,447	$(882,447)	$0	$0	$0
BNP Paribas SA	532,998	(532,998)	0	0	0
Citibank, NA	168,475	0	0	0	168,475
Credit Suisse International	88,648	(88,648)	0	0	0
Deutsche Bank AG	16,304	(16,304)	0	0	0
Goldman Sachs Bank USA	707,359	(707,359)	0	0	0
Morgan Stanley & Co., Inc.	255,771	(255,771)	0	0	0
UBS AG	584,303	0	0	0	584,303
Total	$3,236,305	$(2,483,527)	$0	$0	$752,778	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

22	AllianceBernstein Global Real Estate Investment Fund II

2.	Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At October 31, 2014, the Fund had securities on loan with a value of $13,050,374 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $14,215,644. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $162,338 and $8,597 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended October 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended October 31, 2014 is as follows:

MARKET VALUE OCTOBER 31, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE OCTOBER 31, 2014 (000)
$19,911	$195,908	$201,603	$14,216

2014 Annual Report	23

Notes to Financial Statements (continued)

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
Class I
Shares sold	2,873,975	6,747,930	$28,794,442	$68,445,434
Shares issued in reinvestment of dividends	2,195,779	3,168,873	21,196,575	30,885,036
Shares redeemed	(10,642,912)	(31,027,965)	(108,140,110)	(313,959,472)

Net decrease	(5,573,158)	(21,111,162)	$(58,149,093)	$(214,629,002)

NOTE F	Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

24	AllianceBernstein Global Real Estate Investment Fund II

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2014.

NOTE H	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$24,010,989	$35,682,550

Total taxable distributions paid	$24,010,989	$35,682,550

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,976,419
Accumulated capital and other losses	(350,477,715	)(a)
Unrealized appreciation/(depreciation)	40,715,105	(b)

Total accumulated earnings/(deficit)	$(301,786,191)

(a)	On October 31, 2014, the Fund had a net capital loss carryforward of $350,477,715. During the fiscal year, the Fund utilized $27,153,857 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs) and partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2014, the Fund had a net capital loss carryforward of $350,477,715 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$340,166,706	n/a	2017
10,311,009	n/a	2018

During the current fiscal year, permanent differences due to reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) and partnerships resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

2014 Annual Report	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the AllianceBernstein Global Real Estate Investment Fund II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Real Estate Investment Fund II (the fund constituting the AllianceBernstein Institutional Funds, Inc. (the “Fund”)), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund II of the AllianceBernstein Institutional Funds, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

26	AllianceBernstein Global Real Estate Investment Fund II

2014 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2014. For corporate shareholders, 1.18% of dividends paid qualify for the dividends received deduction.

For the taxable year ended October 31, 2014, the Fund designates $1,154,516 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

2014 Annual Report	27

AllianceBernstein Global Real Estate Investment Fund

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1)

Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Neil Abraham

Vice President

Eric J. Franco(2)

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

28	AllianceBernstein Global Real Estate Investment Fund II

Management of the Fund

BOARD OF DIRECTORS INFORMATION The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

2014 Annual Report	29

Management of the Fund (continued)

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
John H. Dobkin, # 72 (1997)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 82 (1997)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

30	AllianceBernstein Global Real Estate Investment Fund II

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

2014 Annual Report	31

Management of the Fund (continued)

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
Garry L. Moody, # 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+ Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32	AllianceBernstein Global Real Estate Investment Fund II

OFFICERS OF THE FUND Certain information concerning the Fund’s Officers is listed below.
Name, Address* and Age	Principal Position(S) Held With Fund	Principal Occupation During Past Five Years
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Neil Abraham 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Eric J. Franco 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

2014 Annual Report	33

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

   The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

Information Regarding the Review and Approval of the Fund’s

Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Real Estate Investment Fund II (the “Fund”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors

34	AllianceBernstein Global Real Estate Investment Fund II

recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class I Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class I Shares as compared with the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index (the “Developed RE Index”) and the FTSE NAREIT Equity REIT Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the indices) the period since inception (December 1997 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and 2nd out of 2 of the Performance Group and 2nd out of 4 of the Performance Universe for the 10-year period. The Fund lagged both indices in all periods except that it outperformed the Developed RE Index in the 3-year period. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate being paid under the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

2014 Annual Report	35

Information Regarding the Review and Approval of the Fund’s

Advisory Agreement (continued)

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

36	AllianceBernstein Global Real Estate Investment Fund II

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the Alliance Bernstein Institutional Funds, Inc. (“the Company”) in respect of AllianceBernstein Global Real Estate Investment Fund II (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.“3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

FUND	CATEGORY	ADVISORY FEE	NET ASSETS 3/31/14 ($MIL)
Global Real Estate Investment Fund II	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$411.2

1 The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2 Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class I shares of the Fund.

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

2014 Annual Report	37

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $47,156 (0.009% of the Fund’s average daily net assets) for such services.

Set forth below is the Fund’s total expense ratio for the most recently completed fiscal year:

FUND	TOTAL EXPENSE RATIO		FISCAL YEAR
Global Real Estate Investment Fund II	Class I	0.65%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

FUND	NET ASSETS 3/31/14 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Global Real Estate Investment Fund II	$411.2	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum account size: $25m	0.462%	0.550%

5 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

38	AllianceBernstein Global Real Estate Investment Fund II

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

FUND	AVPS PORTFOLIO	FEE SCHEDULE	EFFECTIVE AVPS ADV. FEE	FUND ADVISORY FEE
Global Real Estate Investment Fund II8	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Real Estate Securities Portfolio, a Luxembourg fund that has a similar investment style as the Fund:

FUND	LUXEMBOURG FUND	FEE[9]
Global Real Estate Investment Fund II	Global Real Estate Securities Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7 The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8 The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9 Class I shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

10 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

2014 Annual Report	39

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

FUND	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER EG MEDIAN (%)	LIPPER EG RANK
Global Real Estate Investment Fund II	0.550	0.900	1/9

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

FUND	TOTAL EXPENSE RATIO (%)[15]	LIPPER EG MEDIAN (%)	LIPPER EG RANK	LIPPER EU MEDIAN (%)	LIPPER EU RANK
Global Real Estate Investment Fund II	0.652	0.978	1/9	0.995	1/29

Based on this analysis, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

13 The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15 Most recently completed fiscal year end Class I total expense ratio.

40	AllianceBernstein Global Real Estate Investment Fund II

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $18,000 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

2014 Annual Report	41

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	FUND (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	3.66	4.07	4.09	7/9	17/24
3 year	8.25	7.18	7.14	2/9	4/23
5 year	23.74	23.36	23.30	3/8	7/20
10 year	7.73	8.21	7.45	2/2	2/4

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	PERIODS ENDING FEBRUARY 28, 2014 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Global Real Estate Investment Fund II	3.66	8.25	23.74	7.73	7.64	22.00	0.38	10
FTSE EPRA NAREIT Developed RE Index	4.35	8.00	24.62	8.33	8.19	21.67	0.41	10
FTSE NAREIT Equity REIT Index[25]	5.98	9.80	29.24	8.81	8.93	N/A	N/A	N/A
Inception Date: December 9, 1997

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

19 The performance returns and rankings of the Fund are for the Fund’s Class I shares. The Fund’s performance returns were provided by Lipper.

20 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

22 The performance returns and risk measures shown in the table are for the Class I shares of the Fund.

23 The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

25 Benchmark since inception date is the nearest month end after the Fund’s inception date.

42	AllianceBernstein Global Real Estate Investment Fund II

BIREIT–0151–1014

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Real Estate Investment Fund II	2013	$27,500	$411	$29,666
	2014	$45,788	$—	$29,250

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-Global Real Estate Investment Fund II	2013	$351,588	$30,077
			$(411)
			$(29,666)

	2014	$439,905	$29,250
			$—
			$(29,250)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 19, 2014